                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             SBM INDUSTRIES, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                              SBM INDUSTRIES, INC.
                               1865 PALMER AVENUE
                           LARCHMONT, NEW YORK 10538
                             ---------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             ---------------------

To the Shareholders:

     The Annual Meeting of Shareholders of SBM Industries, Inc., a Delaware corporation (the 'Company'), will be held at Star Struck, Inc. 8 F. J. Clarke Circle, Bethel, Connecticut 06801, at 9:00 a.m., local time, on May 13, 1997, for the following purposes:

     1. To elect the members of the Board of Directors.

     2. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

     The Board of Directors of the Company has fixed the close of business on April 16, 1997 as the record date for the Annual Meeting. Accordingly, only holders of the Company's shares at the close of business on such date will be entitled to vote at the Annual Meeting or any adjournment or adjournments thereof.

     The Annual Report of the Company for the fiscal year ended December 31, 1996 is being sent to Shareholders with the mailing of this Notice of Annual Meeting of Shareholders and Proxy Statement.

                                    By Order of the Board of Directors

                                                     PETER M. NISSELSON,
                                                       Secretary

Larchmont, New York
April 18, 1997

                            YOUR VOTE IS IMPORTANT

     SINCE THE PRESENCE, IN PERSON OR BY PROXY, OF HOLDERS OF A MAJORITY OF THE COMPANY'S OUTSTANDING SHARES IS REQUIRED TO CONSTITUTE A QUORUM, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. THE BOARD OF DIRECTORS OF THE COMPANY HAS AUTHORIZED THE SOLICITATION OF PROXIES. PLEASE MARK, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. UNLESS OTHERWISE DIRECTED, THE PROXIES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS, AND, WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THIS ANNUAL MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, AS THE NAMED PROXIES IN THEIR BEST JUDGMENT SHALL DECIDE.

                              SBM INDUSTRIES, INC.
                               1865 PALMER AVENUE
                           LARCHMONT, NEW YORK 10538

                             ---------------------
                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                             ---------------------

                         TO BE HELD ON MAY 13, 1997 OR
                         AS SUCH DATE MAY BE ADJOURNED

                               VOTING SECURITIES

     The Company has one class of capital stock, consisting of common stock, par value $1.00 per share (the 'Shares'), entitled to vote at the Annual Meeting of Shareholders, of which each outstanding share entitles its holder to one vote. 2,027,234 Shares were issued and outstanding at the close of business on April 16, 1997 (the 'Record Date'). Only holders of record of Shares as of the Record Date will be entitled to notice of and to vote at the Annual Meeting of Shareholders, or any adjournment or adjournments thereof.

                     SOLICITATION AND REVOCATION OF PROXIES

     The enclosed proxy, for use only at the Annual Meeting of Shareholders to be held May 13, 1997 and any and all adjournments thereof, is solicited on behalf of the Board of Directors of the Company.

     The approximate date this proxy statement and accompanying materials are first being sent or given to security holders is April 21, 1997.

     Shares represented by properly executed proxies will be voted and will be voted in accordance with the instructions contained therein. If no instructions are indicated, such Shares will be voted FOR the election of the nominees as directors, and with respect to any other business that may properly come before the meeting or any adjournment or adjournments thereof, as the named proxies in their best judgment may decide. A shareholder may revoke his proxy at any time prior to its exercise at the Annual Meeting of Shareholders by filing with the Secretary of the Company (at the Company's address indicated above) an instrument revoking it or by similarly filing a duly executed proxy bearing a later date or by appearing at the Annual Meeting of Shareholders and voting in person.

     In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company without additional compensation, by personal interview, telephone or telegram.

     The expense of making the solicitation will consist of preparing and mailing the proxies and Proxy Statement, any expenses incurred by Company representatives in making the contacts described above, the charges of brokerage houses and other custodians, nominees and fiduciaries forwarding documents to security owners and costs of returning proxies, and any incidental expenses. The costs of this proxy solicitation, which will be borne by the Company, are expected to be those normally expended for a solicitation for an election of directors in the absence of a contest, including costs represented by salaries and wages of regular employees.


                       NOMINEES FOR ELECTION AS DIRECTORS

ELECTION

     Proxies received in response to this solicitation will be voted, unless such authority is withheld, FOR the election of the seven persons named in this section as nominees for the Board of Directors.

     Each Director will hold office until the next annual meeting of the shareholders and until a successor is elected and qualifies.

     While there is no reason to believe that any of the nominees will, prior to the date of the Annual Meeting of Shareholders, refuse or be unable to accept the nomination, should any nominee so refuse or become unable to accept election, it is the intention of the persons named in the proxy to vote for such other person or persons as the current Board of Directors may recommend.

BACKGROUND INFORMATION

     The following table sets forth information as to the principal occupations of the nominees. The information presented below is based in part on information received from the respective persons and in part on the Company's records.

                                                                                                 YEAR
                                                                                                 FIRST
                                                                                               APPOINTED
                                          NAME AND                                                AS
                                    PRINCIPAL OCCUPATION                                       DIRECTOR       AGE
--------------------------------------------------------------------------------------------   ---------      ---
Peter M. Nisselson..........................................................................      1984        61
  President, Secretary, and Director

  President and Secretary of the Company since 1985; President of PN Investments, Inc., a private investment company, from 1981 to 1994; Vice President of the Company's subsidiary,
  Star Struck, Inc. ('SSI').

Lawrence J. Goldstein.......................................................................      1984        61
  Vice President, Treasurer, and Director

  Vice President and Treasurer of the Company since 1985; General Partner of Santa Monica
  Partners, an investment partnership, since 1982; and Vice President of SSI.

Kenneth Karlan..............................................................................      1992        44
  Vice President and Director

  Since 1984, President of SSI.

Robert Morris...............................................................................      1985        62
  Director


  President of Dunhill Personnel Search since prior to 1980.

Arthur Salzfass.............................................................................      1985        62
  Director

  Chairman of MicroInfo, a consulting business, since approximately 1985.

Keith Sessler...............................................................................      1992        41
  Vice President and Director

  Since 1987, Vice President and Secretary of SSI.

Michael Sweedler............................................................................      1984        61
  Director

  Attorney and partner of Darby & Darby, a New York law firm, since prior to 1979.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the year ended December 31, 1996 and certain written representations, no person, who, at any time during the year ended December 31, 1996, was a director, officer or beneficial owner of more than 10 percent of any class of equity securities of the Company registered pursuant to
Section 12 of the Exchange Act failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the year ended December 31, 1996, or prior years ended December 31.

ADDITIONAL INFORMATION

     Effective July 1, 1992, the Company, pursuant to an Exchange Agreement with Messrs. Karlan and Sessler, acquired all of the issued and outstanding shares of capital stock of Star Struck, Inc. Pursuant to the agreement, Messrs. Karlan and Sessler were elected as directors and appointed for two-year terms as vice presidents of the Company. Other than the arrangement with Messrs. Karlan and Sessler described above, there is no arrangement or understanding known to the Company between any nominee for director and any other person, pursuant to which he was or is to be selected as nominee.

     Messrs. Nisselson, Karlan and Sessler receive no compensation for attending directors' meetings. Messrs. Goldstein, Morris, Salzfass and Sweedler receive $300 for each directors' meeting attended.

     The Company has a securities brokerage account with L.J. Goldstein & Company, Incorporated, a securities brokerage firm of which Mr. Goldstein is a principal.

     The Company does not have standing nominating or compensation committees of the Board of Directors or other committees performing similar functions. The

Company has designated an Option Committee consisting of Peter Nisselson, Kenneth Karlan and Keith Sessler pursuant to the 1992 Plan. The Option Committee selects participants in the 1992 Plan and determines the amount of awards pursuant to the 1992 Plan. The Option Committee held one meeting in 1996, which all members attended. The Company has also designated an Audit Committee consisting of Robert Morris and Arthur Salzfass. The Audit Committee reviews and coordinates the auditing of the Company's financial statements. The Audit Committee held one meeting in 1995 which all members attended.

     The Board of Directors held three meetings during 1996. Each of the incumbent directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the period for which he was a Director, except that Mr. Sweedler attended two of the three meetings.

                 EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

     The following table sets forth all compensation paid by the Company during the year ended December 31, 1996 to the Chief Executive Officer and the other executive officers whose total compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM COMPENSATION
                                                                               ---------------------------------------------
                                                   ANNUAL COMPENSATION                 AWARDS                  PAYOUTS
                                              ------------------------------   -----------------------   -------------------
                 (A)                    (B)      (C)        (D)        (E)        (F)          (G)         (H)       (I)
                                                                      OTHER
                                                                     ANNUAL    RESTRICTED   SECURITIES            ALL OTHER
                                                                     COMPEN-     STOCK      UNDERLYING    LTIP      COMPEN-
              NAME AND                                               SATION     AWARD(S)     OPTIONS     PAYOUTS    SATION
         PRINCIPAL POSITION            YEAR   SALARY($)   BONUS($)   ($)(1)       ($)        SARS (#)      ($)        ($)
-------------------------------------  -----  ---------   --------   -------   ----------   ----------   -------   ---------
Peter M. Nisselson,
  President,.........................   1996  $ 149,200     0          0          0            0           0          0
                                        1995    150,000     0          0          0            0           0          0
                                        1994    150,000     0          0          0            0           0          0

Kenneth Karlan
  Vice President.....................   1996    141,905     0          0          0            0           0          0
                                        1995    144,500     0          0          0            0           0          0
                                        1994    138,000     0          0          0            0           0          0

Keith Sessler
  Vice President.....................   1996    141,905     0          0          0            0           0          0
                                        1995    143,000     0          0          0            0           0          0
                                        1994    138,000     0          0          0            0           0          0


---------------

(1) None of the named executive officers received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of his total salary and bonus.

     No executive officer received or exercised any stock option or stock appreciation rights in 1996.

     Other than the brokerage account with L. J. Goldstein & Company, Incorporated, described under 'Nominees for Election as Director--Additional Information', the Company has no transactions with affiliated persons. The Company's transactions with L. J. Goldstein & Company are or were on terms at least as favorable as could have been obtained from non-affiliated persons.

     Other than the employment agreement with Messrs. Karlan and Sessler described under 'Nominees for Election as Directors--Additional Information,' the Company knows of no arrangement or understanding between any executive officer and any other person, pursuant to which he was or is to be selected as an officer.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table describes the ownership of all directors and nominees of Common Shares, each of the named executive officers and the directors and executive officers of the Company as a group as of March 21, 1997.

                               NAME OF                                   AMOUNT OF
                              BENEFICIAL                                 BENEFICIAL     % OF
                                OWNER                                    OWNERSHIP      CLASS
----------------------------------------------------------------------   ---------      -----
Peter M. Nisselson....................................................     653,352      32.23%
Lawrence J. Goldstein.................................................     172,700(1)    8.52%
Kenneth Karlan........................................................     272,778      13.46%
Robert Morris.........................................................       4,500        .22%
Arthur Salzfass.......................................................       2,000        .10%
Keith Sessler.........................................................     272,778      13.46%
Michael Sweedler......................................................       7,000        .35%
                                                                         ---------      -----
Total of all officers and
  directors as a group (7 persons)....................................   1,385,108      68.34%

---------------

(1) Includes 77,700 shares owned by Lawrence J. Goldstein directly, and the following shares, which may be deemed owned beneficially by Lawrence J.

    Goldstein: 53,600 shares owned by the L.J. Goldstein & Company, Incorporated Pension Plan; 5,000 shares owned by the Keogh Plan for Lawrence J. Goldstein; 36,400 shares owned by the Individual Retirement Account of Lawrence J. Goldstein.

                  OTHER PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table describes the share ownership of each person known to the Company, in addition to management, the nominees for directors and directors and officers as a group, to be a 'beneficial owner' (as that term is defined in the regulations of the Securities and Exchange Commission) of more than 5% of the Company's Common Shares as of March 21, 1997.

                           NAME AND ADDRESS                              AMOUNT OF
                            OF BENEFICIAL                                BENEFICIAL     % OF
                                OWNER                                    OWNERSHIP      CLASS
----------------------------------------------------------------------   ---------      -----
Rosalind Davidowitz ..................................................    113,885        5.62%
7 Sutton Place South
Lawrence, NY 11559

J. Morton Davis ......................................................    113,385(1)     5.62%
44 Wall Street
New York, NY 10005

---------------

(1) Consists entirely of the 113,385 shares listed above as beneficially owned by Ms. Davidowitz. Such shares may be deemed beneficially owned by Mr. Davis.

                                    AUDITORS

     The accounting firm of Arthur Andersen LLP served as the Company's independent public accountants for 1995. Arthur Andersen LLP has been the Company's independent public accountants for several years. It is not expected that representatives of Arthur Andersen LLP will be present at the Annual Meeting. The Board of Directors of the Company has not yet selected an accounting firm to serve as the Company's independent public accountants for 1997.

                SHAREHOLDERS' PROPOSALS FOR 1997 ANNUAL MEETING

     It is anticipated that the 1998 Annual Meeting of Shareholders will be held on or about May 5, 1998. Under regulations issued by the Securities and Exchange Commission, all shareholder's proposals to be considered for inclusion in the Company's Proxy Statement for presentation at that meeting must be received at the principal executive offices of the Company no later than the close of business on December 8, 1997.

                                 OTHER MATTERS

     The management of the Company knows of no other matters to be considered at the Annual Meeting. However, if any matter other than those referred to herein should properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their best judgment.

     The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request a copy of the Company's Form 10-KSB (without exhibits). Any person desiring a copy of the Form 10-KSB should contact the Company's Corporate Secretary at SBM Industries, Inc., 1865 Palmer Avenue, Larchmont, New York 10538 (telephone: (914) 833-0649) to obtain a copy of the Form 10-KSB.

                                    By order of the Board of Directors

                                          PETER M. NISSELSON,
                                                         Secretary


Larchmont, New York
April 18, 1997

                              SBM INDUSTRIES, INC.

                ANNUAL MEETING OF SHAREHOLDERS -- MAY 13, 1997

         This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Peter Nisselson, and Lawrence J. Goldstein and each of them, as proxies, with power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of SBM Industries, Inc. on May 13, 1997 or any adjournment thereof, and to vote all of the shares of common stock which the undersigned would be entitled to vote at said meeting if then personallly present:

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side)

                             SBM INDUSTRIES, INC.

    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

1997 PROXY

1.  Election of Directors--
    Nominees: Peter Nisselson, Lawrence J. Goldstein,
              Kenneth Karlan, Robert Morris, Arthur Salzfass,
              Keith Sessler and Michael Sweedler
    (INSTRUCTION: To withhold authority to vote for any one or more individual nominees, write such nominees' names in the space provided below.)

                                             For All
      For           Withhold             Except Nominee(s)
      All              All                Written Below.

      / /              / /                     / /

2. In their discretion, the persons hereby appointed as proxies are authorized to vote upon such other business as may properly come before the meeting and, in the event any of the foregoing nominees is unable to serve or for good cause will not serve, for a substitute nominee designated by the Board of Directors.

This proxy when properly executed will be voted and will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the nominees named in Proposal 1.

                                           Dated:                       , 1997

Signature(s)
            -------------------------------------------------------------------

-------------------------------------------------------------------------------
Please sign as your name appears hereon. If stock is held jointly, each joint owner should sign. Executors, administrators and trustees should give their full title. Corporate signature should be by duly authorized officers.

                             FOLD AND DETACH HERE

                           YOUR VOTE IS IMPORTANT!


          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.